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                                                                    Exhibit 23.2
                                                                    ------------

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-00000) pertaining to the Rockville Savings & Retirement Plan of Nabi of our report dated February 16, 2000, with respect to the consolidated financial statements and schedule included in Nabi's Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                               /s/ Ernst & Young LLP



Miami, Florida
June 7, 2000